UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21745

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund (ETW)

Annual Report

December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0910 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2017

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Fund Snapshot	5

Endnotes and Additional Disclosures	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Dividend Reinvestment Plan	26

Management and Organization	28

Important Notices	31

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill raised doubts about prospects for the administration’s economic policy agenda. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and Hurricane Harvey’s devastation in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push U.S. stock prices higher.

Aided by worldwide economic growth, global stock markets followed their U.S. counterparts sharply higher over the 12-month period. Europe’s stock market benefited from growing economies and rising corporate profits across much of the region. Major equity indexes in the Asia-Pacific region also gained during the period, despite the North Korea tensions. China’s stock market advance was powered by an accelerating housing market, rising retail sales and strong foreign trade. In turn, the country’s economic growth helped boost other emerging markets, whose stocks generally outperformed developed markets for the 12-month period ended December 31, 2017.

For the 12-month period ended December 31, 2017, the MSCI World Index,2 a proxy for global equities, advanced 22.40%, notching multiple all-time highs along the way. The MSCI EAFE Index, which is comprised of developed-market international equities, gained 25.03% while the MSCI Emerging Markets Index returned 37.28%. In the U.S., the blue-chip Dow Jones Industrial Average returned 28.11%, while the broader U.S. equity market as represented by the S&P 500 Index gained 21.83%.

Fund Performance

For the 12-month period ended December 31, 2017, Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

(the Fund) had a total return of 19.28% at net asset value (NAV), underperforming the 21.83% return of its primary benchmark, the S&P 500 Index (the Index), and the 25.51% return of the MSCI Europe Index in U.S. dollars, but outperforming the 13.00% return of the CBOE S&P 500 BuyWrite Index and the 18.93% return of the CBOE NASDAQ–100 BuyWrite Index.

The Fund’s common stock portfolio outperformed the Index during the period and thus helped relative Fund performance, while the Fund’s options overlay strategy was the largest detractor from Fund performance versus the Index.

The Fund employs an options strategy of writing (selling) stock index call options on a portion of its underlying common stock portfolio. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and to provide current income, proved disadvantageous during a 12-month period marked by low volatility in the equity markets and a strong performance of the Index, which delivered positive returns for every month of the calendar year for the first time in 90 years. Low volatility depressed the premiums for selling call options, and the Fund’s options on U.S. and overseas indexes underperformed the Index, especially during its sharp rallies in February 2017 and September through November 2017. However, option selection and diversification6 helped the Fund outperform the CBOE S&P 500 BuyWrite Index and the CBOE NASDAQ–100 BuyWrite Index for the period.

Within the Fund’s common stock portfolio, exposure to European and Japanese stocks, which together averaged about 45% of the portfolio during the period, helped Fund performance versus the U.S.-centric Index. In general, European and Japanese stocks outperformed the Index on a U.S. dollar basis, helped by appreciation of the euro, yen, and pound sterling versus the U.S. dollar during the period. On a sector basis, performance versus the Index was helped by stock selection and an underweight in the energy sector and by stock selection in the industrials and consumer discretionary sectors. In the energy sector, the Fund’s underweight in oil and gas exploration and production firm Exxon Mobil Corp. contributed to relative performance as the stock declined in the face of weak energy prices that lowered profits. The Fund’s underweight position in industrial conglomerate General Electric Co. and selling out of the stock before period-end helped relative performance in the industrials sector. The stock sank after new senior management revealed the company was in worse shape than the market had anticipated.

In contrast, stock selection in the health care sector detracted from Fund performance versus the Index. The Fund’s overweight holding in biotech firm Celgene Corp. fell in price after a high-profile drug in its development pipeline failed a clinical trial and was subsequently abandoned.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Performance2

Portfolio Managers Michael A. Allison, CFA and Thomas C. Seto

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	09/30/2005	19.28%	9.17%	6.08%
Fund at Market Price	—	30.47	13.04	7.71
S&P 500 Index	—	21.83%	15.78%	8.49%
MSCI Europe Index	—	25.51	7.37	1.34
CBOE S&P 500 BuyWrite Index	—	13.00	8.78	4.88
CBOE NASDAQ–100 BuyWrite Index	—	18.93	10.25	5.14

% Premium/Discount to NAV[3]
				2.85%

Distributions[4]
Total Distributions per share for the period				$1.105
Distribution Rate at NAV				9.42%
Distribution Rate at Market Price				9.16%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Fund Profile

Sector Allocation (% of total investments)5

Country Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Apple, Inc.	4.4%

Microsoft Corp.	3.5

Amazon.com, Inc.	2.9

Facebook, Inc., Class A	2.3

Alphabet, Inc., Class A	1.8

Nestle SA	1.8

Alphabet, Inc., Class C	1.6

Comcast Corp., Class A	1.4

Roche Holding AG PC	1.3

Novartis AG	1.3

Total	22.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy

The Fund invests in a diversified portfolio of common stocks and writes call options on one or more U.S. and foreign indices on a substantial portion of the value of its common stock portfolio to generate current earnings from the option premium. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls
Equity Benchmarks[2]	S&P 500 Index MSCI Europe Index
Morningstar Category	Option Writing
Distribution Frequency	Monthly

Common Stock Portfolio
Positions Held	346
% US / Non-US	54.2/45.8
Average Market Cap	$195.0 Billion

Call Options Written
% of Stock Portfolio	95%
Average Days to Expiration	17 days
% Out of the Money	0.9%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out of the Money: For a call option on an index, the extent to which the exercise price of the option exceeds the current price of the value of the index.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. CBOE NASDAQ–100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ–100 Index and writes (sells) NASDAQ–100 Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]	The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

[6]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund snapshot and profile subject to change due to active management.

6

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Portfolio of Investments

Common Stocks — 99.9%

Security	Shares	Value

Aerospace & Defense — 1.8%
Airbus SE	56,122	$5,577,782
General Dynamics Corp.(1)	6,866	1,396,888
L3 Technologies, Inc.(1)	5,966	1,180,373
Northrop Grumman Corp.(1)	13,028	3,998,423
Raytheon Co.(1)	33,521	6,296,920
Rolls-Royce Holdings PLC	156,584	1,787,058
Textron, Inc.(1)	30,061	1,701,152

		$21,938,596

Air Freight & Logistics — 0.3%
Deutsche Post AG	61,060	$2,902,397
Expeditors International of Washington, Inc.(1)	20,310	1,313,854

		$4,216,251

Airlines — 0.1%
Alaska Air Group, Inc.	9,012	$662,472
International Consolidated Airlines Group SA	65,562	574,161

		$1,236,633

Auto Components — 0.9%
Aisin Seiki Co., Ltd.	10,200	$571,431
BorgWarner, Inc.	11,315	578,083
Compagnie Generale des Etablissements Michelin, Class B	26,277	3,759,060
Denso Corp.	60,300	3,612,497
Toyoda Gosei Co., Ltd.	12,800	324,759
Toyota Industries Corp.	6,400	410,233
Yokohama Rubber Co., Ltd. (The)	75,500	1,844,187

		$11,100,250

Automobiles — 1.3%
Daimler AG(1)	132,059	$11,166,966
Honda Motor Co., Ltd.	32,300	1,102,318
Isuzu Motors, Ltd.	99,500	1,661,379
Mazda Motor Corp.	49,000	654,804
Toyota Motor Corp.	17,100	1,089,782
Volkswagen AG, PFC Shares	1,805	358,532

		$16,033,781

Banks — 6.8%
Banco Bilbao Vizcaya Argentaria SA	41,559	$353,177
Banco Santander SA(1)	1,477,141	9,684,478

Security	Shares	Value

Banks (continued)
Bank of America Corp.(1)	50,000	$1,476,000
BNP Paribas SA(1)	100,600	7,483,490
Citigroup, Inc.	10,022	745,737
Credit Agricole SA(1)	243,088	4,013,878
Danske Bank A/S	72,886	2,836,868
Fifth Third Bancorp(1)	112,006	3,398,262
First Horizon National Corp.	9,470	189,305
Hiroshima Bank, Ltd. (The)	43,500	377,415
HSBC Holdings PLC(1)	802,083	8,283,968
Huntington Bancshares, Inc.(1)	307,053	4,470,692
ING Groep NV(1)	426,434	7,827,932
Intesa Sanpaolo SpA(1)	2,091,453	6,939,139
JPMorgan Chase & Co.(1)	47,825	5,114,405
KBC Group NV	22,722	1,936,218
KeyCorp(1)	218,919	4,415,596
Lloyds Banking Group PLC	927,572	850,567
PNC Financial Services Group, Inc. (The)	6,406	924,322
Shinsei Bank, Ltd.	33,600	579,020
Societe Generale SA(1)	130,261	6,715,668
SunTrust Banks, Inc.(1)	19,446	1,256,017
U.S. Bancorp(1)	20,850	1,117,143
Wells Fargo & Co.(1)	51,808	3,143,191

		$84,132,488

Beverages — 1.3%
Anheuser-Busch InBev SA/NV	3,893	$434,619
Coca-Cola Co. (The)(1)	25,686	1,178,474
Constellation Brands, Inc., Class A(1)	29,994	6,855,729
Heineken Holding NV	24,773	2,449,310
Heineken NV	7,692	801,869
Kirin Holdings Co., Ltd.	59,000	1,486,883
PepsiCo, Inc.(1)	17,854	2,141,052
Takara Holdings, Inc.	20,500	239,123

		$15,587,059

Biotechnology — 3.2%
AbbVie, Inc.(1)	47,758	$4,618,676
Amgen, Inc.(1)	71,478	12,430,024
BioMarin Pharmaceutical, Inc.(1)(2)	19,589	1,746,751
Celgene Corp.(1)(2)	92,074	9,608,843
Gilead Sciences, Inc.(1)	143,508	10,280,913
Shire PLC(1)	22,601	1,171,210

		$39,856,417

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Building Products — 0.6%
Daikin Industries, Ltd.	60,300	$7,125,226

		$7,125,226

Capital Markets — 1.6%
CME Group, Inc.	2,281	$333,140
GAM Holding AG	43,549	702,694
Moody’s Corp.(1)	18,539	2,736,542
Morgan Stanley(1)	65,092	3,415,377
S&P Global, Inc.(1)	27,142	4,597,855
Schroders PLC	62,659	2,966,042
St. James’s Place PLC(1)	209,534	3,461,531
State Street Corp.(1)	17,058	1,665,031

		$19,878,212

Chemicals — 3.0%
AdvanSix, Inc.(2)	1,261	$53,050
Air Products and Chemicals, Inc.(1)	32,423	5,319,966
Akzo Nobel NV	10,908	957,124
BASF SE(1)	108,986	11,948,282
Daicel Corp.(1)	51,000	578,763
DowDuPont, Inc.	14,120	1,005,626
Eastman Chemical Co.(1)	22,750	2,107,560
Johnson Matthey PLC	77,449	3,209,361
Linde AG	16,210	3,513,310
Mitsubishi Gas Chemical Co., Inc.	27,500	787,461
Nitto Denko Corp.	35,200	3,113,394
Shin-Etsu Chemical Co., Ltd.	22,800	2,310,164
Sumitomo Chemical Co., Ltd.	25,000	178,891
Toray Industries, Inc.	56,000	527,089
Tosoh Corp.	86,500	1,951,458

		$37,561,499

Commercial Services & Supplies — 0.4%
SECOM Co., Ltd.	36,900	$2,783,842
Waste Management, Inc.(1)	23,366	2,016,486

		$4,800,328

Communications Equipment — 1.1%
Cisco Systems, Inc.(1)	334,101	$12,796,068
Nokia Oyj	245,912	1,148,983

		$13,945,051

Security	Shares	Value

Construction & Engineering — 0.2%
Ferrovial SA	83,418	$1,893,016
Quanta Services, Inc.(2)	10,281	402,090

		$2,295,106

Construction Materials — 0.2%
CRH PLC	62,332	$2,243,385
Imerys SA	4,825	454,377

		$2,697,762

Consumer Finance — 0.4%
American Express Co.(1)	42,280	$4,198,827
Navient Corp.	50,603	674,032

		$4,872,859

Containers & Packaging — 0.2%
International Paper Co.	16,999	$984,922
Sealed Air Corp.(1)	27,433	1,352,447
Toyo Seikan Kaisha, Ltd.	10,200	163,733

		$2,501,102

Distributors — 0.2%
LKQ Corp.(1)(2)	53,930	$2,193,333

		$2,193,333

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)(2)	16,883	$3,346,548
Groupe Bruxelles Lambert SA	4,239	457,306
Investor AB, Class B	56,000	2,554,030
ORIX Corp.	41,300	696,355
Standard Life Aberdeen PLC	192,564	1,132,664

		$8,186,903

Diversified Telecommunication Services — 1.3%
AT&T, Inc.(1)	78,358	$3,046,559
BT Group PLC(1)	454,642	1,666,393
Deutsche Telekom AG(1)	220,347	3,894,945
Orange SA	56,906	986,227
Proximus SA	25,589	839,614
Verizon Communications, Inc.(1)	101,639	5,379,752

		$15,813,490

Electric Utilities — 0.7%
Acciona SA	8,786	$716,154
Edison International(1)	19,359	1,224,263

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Electric Utilities (continued)
Iberdrola SA(1)	800,751	$6,198,840

		$8,139,257

Electrical Equipment — 0.9%
ABB, Ltd.(1)	258,273	$6,917,670
Fujikura, Ltd.	69,000	606,905
Legrand SA	47,726	3,669,120
Mabuchi Motor Co., Ltd.	3,600	194,596

		$11,388,291

Electronic Equipment, Instruments & Components — 1.0%
Alps Electric Co., Ltd.(1)	123,800	$3,521,537
Corning, Inc.	19,975	639,000
Kyocera Corp.	41,900	2,735,525
Omron Corp.	16,500	981,402
Taiyo Yuden Co., Ltd.	100,500	1,555,981
TDK Corp.	40,200	3,194,726

		$12,628,171

Energy Equipment & Services — 0.2%
Halliburton Co.(1)	50,055	$2,446,188

		$2,446,188

Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.(1)	17,793	$2,538,527
AvalonBay Communities, Inc.	4,745	846,555
British Land Co. PLC (The)	324,390	3,021,162
Simon Property Group, Inc.(1)	19,951	3,426,385

		$9,832,629

Food & Staples Retailing — 0.7%
CVS Health Corp.(1)	71,786	$5,204,485
FamilyMart UNY Holdings Co., Ltd.	8,600	602,328
Seven & i Holdings Co., Ltd.	44,200	1,831,047
Wal-Mart Stores, Inc.(1)	15,517	1,532,304

		$9,170,164

Food Products — 2.9%
Kraft Heinz Co. (The)(1)	26,742	$2,079,458
Mondelez International, Inc., Class A(1)	224,275	9,598,970
Nestle SA(1)	255,170	21,938,559
Nissin Foods Holdings Co., Ltd.	11,700	853,029
Toyo Suisan Kaisha, Ltd.	5,000	213,454
Yakult Honsha Co., Ltd.	8,800	664,006

		$35,347,476

Security	Shares	Value

Gas Utilities — 0.0%(3)
Italgas SpA	35,014	$213,647

		$213,647

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories(1)	113,910	$6,500,844
Analogic Corp.	10,189	853,329
Dentsply Sirona, Inc.	553	36,404
Hologic, Inc.(2)	17,554	750,433
Intuitive Surgical, Inc.(1)(2)	3,000	1,094,820
Olympus Corp.	6,900	263,959
Terumo Corp.	56,300	2,663,532

		$12,163,321

Health Care Providers & Services — 1.0%
DaVita, Inc.(2)	12,963	$936,577
Fresenius SE & Co. KGaA	8,764	681,592
McKesson Corp.(1)	16,774	2,615,905
UnitedHealth Group, Inc.(1)	34,811	7,674,433

		$11,908,507

Hotels, Restaurants & Leisure — 0.7%
Accor SA	26,214	$1,349,494
Six Flags Entertainment Corp.(1)	32,001	2,130,307
Yum! Brands, Inc.(1)	56,109	4,579,055

		$8,058,856

Household Durables — 0.6%
Barratt Developments PLC(1)	337,253	$2,942,015
Casio Computer Co., Ltd.	63,200	906,886
PulteGroup, Inc.(1)	70,920	2,358,090
Sekisui Chemical Co., Ltd.	61,000	1,221,239

		$7,428,230

Household Products — 0.8%
Clorox Co. (The)(1)	18,837	$2,801,815
Henkel AG & Co. KGaA, PFC Shares	18,309	2,417,800
Kimberly-Clark Corp.	6,527	787,548
Procter & Gamble Co. (The)	8,236	756,724
Reckitt Benckiser Group PLC	20,566	1,918,675
Unicharm Corp.	37,200	965,975

		$9,648,537

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 2.3%
3M Co.(1)	27,304	$6,426,542
Honeywell International, Inc.(1)	31,549	4,838,355
Nisshinbo Holdings, Inc.	109,000	1,476,088
Siemens AG(1)	113,166	15,668,694

		$28,409,679

Insurance — 4.4%
Ageas	22,500	$1,099,116
Allianz SE(1)	66,106	15,128,205
Allstate Corp. (The)(1)	14,927	1,563,006
Brighthouse Financial, Inc.(2)	1,104	64,739
Chubb, Ltd.(1)	7,404	1,081,947
Cincinnati Financial Corp.(1)	42,936	3,218,912
Hartford Financial Services Group, Inc.(1)	45,077	2,536,934
Lincoln National Corp.(1)	22,183	1,705,207
Marsh & McLennan Cos., Inc.(1)	55,718	4,534,888
MetLife, Inc.(1)	47,093	2,381,022
MS&AD Insurance Group Holdings, Inc.	37,200	1,254,773
Principal Financial Group, Inc.(1)	36,247	2,557,588
Prudential Financial, Inc.(1)	27,177	3,124,812
Prudential PLC(1)	349,752	8,957,261
SCOR SE	63,370	2,547,063
Swiss Life Holding AG	8,264	2,921,110

		$54,676,583

Internet & Direct Marketing Retail — 3.8%
Amazon.com, Inc.(1)(2)	30,797	$36,016,167
Netflix, Inc.(1)(2)	21,000	4,031,160
Priceline Group, Inc. (The)(1)(2)	3,947	6,858,860

		$46,906,187

Internet Software & Services — 6.0%
Alphabet, Inc., Class A(1)(2)	21,642	$22,797,683
Alphabet, Inc., Class C(1)(2)	19,187	20,077,277
Facebook, Inc., Class A(1)(2)	163,423	28,837,623
LogMeIn, Inc.	5,861	671,084
United Internet AG	32,975	2,259,484

		$74,643,151

IT Services — 2.8%
Amadeus IT Group SA	24,489	$1,762,289
Atos SE	5,628	818,256
Capgemini SE(1)	34,597	4,097,730
Cognizant Technology Solutions Corp., Class A(1)	79,444	5,642,113

Security	Shares	Value

IT Services (continued)
DXC Technology Co.	6,782	$643,612
Fidelity National Information Services, Inc.(1)	51,873	4,880,730
Indra Sistemas SA(2)	58,122	794,743
International Business Machines Corp.(1)	5,635	864,522
Mastercard, Inc., Class A(1)	32,320	4,891,955
Nomura Research Institute, Ltd.	8,100	375,973
NTT Data Corp.	74,000	877,923
Obic Co., Ltd.	7,300	536,165
Otsuka Corp.	7,800	597,366
PayPal Holdings, Inc.(1)(2)	52,937	3,897,222
Worldpay Group PLC(4)	662,238	3,800,313

		$34,480,912

Leisure Products — 0.2%
Hasbro, Inc.(1)	21,651	$1,967,859

		$1,967,859

Life Sciences Tools & Services — 0.3%
PerkinElmer, Inc.	6,547	$478,717
Thermo Fisher Scientific, Inc.(1)	17,359	3,296,127

		$3,774,844

Machinery — 1.8%
Dover Corp.	7,424	$749,750
Ebara Corp.	30,600	1,162,534
FANUC Corp.	41,927	10,058,132
Kawasaki Heavy Industries, Ltd.	3,100	108,452
Komatsu, Ltd.	29,200	1,055,280
Makita Corp.	13,400	561,963
MAN SE	7,139	816,924
NSK, Ltd.	6,000	94,002
Parker-Hannifin Corp.(1)	7,147	1,426,398
SMC Corp.	1,900	779,730
Snap-on, Inc.(1)	6,143	1,070,725
Stanley Black & Decker, Inc.(1)	24,657	4,184,046

		$22,067,936

Media — 3.0%
Charter Communications, Inc.(1)(2)	10,343	$3,474,834
Comcast Corp., Class A(1)	429,642	17,207,162
Dentsu, Inc.	11,400	482,049
Hakuhodo DY Holdings, Inc.	20,900	270,924
Interpublic Group of Cos., Inc. (The)	40,333	813,113
Omnicom Group, Inc.	9,804	714,025

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Media (continued)
ProSiebenSat.1 Media SE	27,382	$939,905
Sky PLC(1)(2)	447,757	6,110,665
Time Warner, Inc.	9,190	840,609
Walt Disney Co. (The)(1)	58,917	6,334,167

		$37,187,453

Metals & Mining — 1.4%
Glencore PLC(1)	1,472,251	$7,705,706
Mitsubishi Materials Corp.	8,000	283,884
Nippon Light Metal Holdings Co., Ltd.	200,000	568,122
Nucor Corp.(1)	23,673	1,505,129
Rio Tinto PLC(1)	142,688	7,485,070

		$17,547,911

Multi-Utilities — 0.8%
CMS Energy Corp.(1)	126,690	$5,992,437
Engie SA	62,752	1,078,801
National Grid PLC	57,770	681,023
NiSource, Inc.(1)	42,420	1,088,921
Veolia Environnement SA	37,663	960,375

		$9,801,557

Multiline Retail — 0.5%
Isetan Mitsukoshi Holdings, Ltd.	62,132	$768,873
Marks & Spencer Group PLC	398,770	1,691,829
Next PLC	41,584	2,534,515
Nordstrom, Inc.	12,439	589,360
Target Corp.(1)	16,910	1,103,378

		$6,687,955

Oil, Gas & Consumable Fuels — 4.0%
BP PLC(1)	1,013,220	$7,108,031
Chevron Corp.(1)	65,240	8,167,396
ConocoPhillips(1)	20,000	1,097,800
ENI SpA(1)	351,386	5,814,713
EOG Resources, Inc.	2,734	295,026
Exxon Mobil Corp.(1)	34,529	2,888,006
Idemitsu Kosan Co., Ltd.	10,000	400,557
Marathon Petroleum Corp.(1)	27,916	1,841,898
Newfield Exploration Co.(2)	11,510	362,910
Phillips 66(1)	36,105	3,652,021
Pioneer Natural Resources Co.	4,000	691,400
Royal Dutch Shell PLC, Class A(1)	189,507	6,326,348
Royal Dutch Shell PLC, Class B	30,575	1,029,583

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Snam SpA	175,073	$857,416
Total SA(1)	166,408	9,185,701

		$49,718,806

Paper & Forest Products — 0.0%(3)
OJI Paper Co., Ltd.	13,000	$86,331

		$86,331

Personal Products — 1.5%
Estee Lauder Cos., Inc. (The), Class A(1)	25,480	$3,242,075
Kao Corp.(1)	61,054	4,125,392
Unilever NV(1)	193,140	10,874,346
Unilever PLC	15,759	874,091

		$19,115,904

Pharmaceuticals — 6.6%
Allergan PLC(1)	4,817	$787,965
Astellas Pharma, Inc.	215,900	2,742,636
AstraZeneca PLC(1)	97,424	6,722,805
Bayer AG(1)	31,622	3,929,448
Chugai Pharmaceutical Co., Ltd.(1)	99,100	5,064,873
Eisai Co., Ltd.	13,646	775,223
Eli Lilly & Co.(1)	13,232	1,117,575
Hisamitsu Pharmaceutical Co., Inc.	1,400	84,581
Indivior PLC(2)	25,431	139,655
Johnson & Johnson(1)	60,088	8,395,495
Merck & Co., Inc.(1)	103,665	5,833,230
Mitsubishi Tanabe Pharma Corp.	10,000	206,101
Novartis AG	192,832	16,227,282
Pfizer, Inc.(1)	14,458	523,669
Roche Holding AG PC(1)	64,291	16,256,313
Sanofi	124,447	10,713,882
Takeda Pharmaceutical Co., Ltd.	13,231	749,108
UCB SA	9,177	727,671

		$80,997,512

Professional Services — 0.4%
Equifax, Inc.(1)	15,217	$1,794,389
Experian PLC	85,608	1,887,031
Robert Half International, Inc.(1)	30,884	1,715,297
Wolters Kluwer NV	961	50,097

		$5,446,814

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Management & Development — 0.4%
Capital & Counties Properties PLC	189,600	$817,453
CBRE Group, Inc., Class A(1)(2)	41,385	1,792,384
Daito Trust Construction Co., Ltd.	6,300	1,283,506
Heiwa Real Estate Co., Ltd.	34,400	618,911
Sumitomo Realty & Development Co., Ltd.	23,000	754,837

		$5,267,091

Road & Rail — 0.8%
Central Japan Railway Co.	5,500	$984,283
CSX Corp.(1)	115,014	6,326,920
East Japan Railway Co.	6,400	624,116
Kansas City Southern(1)	15,468	1,627,543
Keio Corp.	15,200	667,654

		$10,230,516

Semiconductors & Semiconductor Equipment — 3.9%
Intel Corp.(1)	280,224	$12,935,140
Marvell Technology Group, Ltd.(1)	84,177	1,807,280
Microchip Technology, Inc.(2)	4,320	379,642
NXP Semiconductors NV(1)(2)	54,841	6,421,333
QUALCOMM, Inc.(1)	86,673	5,548,805
Texas Instruments, Inc.(1)	120,219	12,555,672
Tokyo Electron, Ltd.	46,200	8,333,991
Versum Materials, Inc.	16,211	613,586

		$48,595,449

Software — 4.9%
Citrix Systems, Inc.(1)(2)	34,110	$3,001,680
Electronic Arts, Inc.(1)(2)	53,174	5,586,461
Konami Holdings Corp.	5,500	302,457
Micro Focus International PLC ADR(2)	10,842	364,183
Microsoft Corp.(1)	503,249	43,047,920
Oracle Corp.(1)	156,176	7,384,001
Trend Micro, Inc.	14,097	797,933

		$60,484,635

Specialty Retail — 2.2%
CarMax, Inc.(2)	5,464	$350,406
Fast Retailing Co., Ltd.	28,400	11,292,222
Fnac Darty SA(2)	922	111,238
Home Depot, Inc. (The)(1)	42,734	8,099,375
Lowe’s Cos., Inc.(1)	50,810	4,722,281
Tiffany & Co.(1)	19,173	1,993,033
USS Co., Ltd.	27,200	575,191

		$27,143,746

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.(1)	320,800	$54,288,984
Brother Industries, Ltd.	18,000	442,432
Canon, Inc.	19,100	711,629
Hewlett Packard Enterprise Co.(1)	78,955	1,133,794
HP, Inc.(1)	58,955	1,238,645

		$57,815,484

Textiles, Apparel & Luxury Goods — 1.8%
adidas AG	11,824	$2,364,678
Asics Corp.	20,000	317,896
Hanesbrands, Inc.	32,716	684,092
Hermes International	1,733	927,108
Kering	7,380	3,473,964
LVMH Moet Hennessy Louis Vuitton SE(1)	32,072	9,413,299
NIKE, Inc., Class B(1)	83,464	5,220,673

		$22,401,710

Tobacco — 2.4%
British American Tobacco PLC(1)	211,393	$14,289,914
Imperial Brands PLC(1)	143,738	6,131,093
Japan Tobacco, Inc.	76,500	2,463,537
Philip Morris International, Inc.(1)	64,219	6,784,737

		$29,669,281

Trading Companies & Distributors — 0.5%
Ferguson PLC(1)	47,906	$3,437,922
Marubeni Corp.	20,000	144,594
Mitsubishi Corp.	32,700	901,662
Sumitomo Corp.	96,700	1,640,202

		$6,124,380

Transportation Infrastructure — 0.1%
Aeroports de Paris	6,667	$1,267,722

		$1,267,722

Wireless Telecommunication Services — 1.5%
KDDI Corp.(1)	161,600	$4,014,066
SoftBank Group Corp.	98,698	7,813,977
T-Mobile US, Inc.(2)	7,000	444,570
Vodafone Group PLC(1)	2,099,564	6,636,708

		$18,909,321

Total Common Stocks — 99.9% (identified cost $473,114,950)		$1,235,772,349

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Portfolio of Investments — continued

Value

Total Call Options Written — (0.6)% (premiums received $8,432,660)	$(7,904,827)

Other Assets, Less Liabilities — 0.7%	$9,047,512

Net Assets — 100.0%	$1,236,915,034

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for written options.

(2)	Non-income producing security.

(3)	Amount is less than 0.05%.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2017, the aggregate value of these securities is $3,800,313 or 0.3% of the Fund’s net assets.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	54.2%	$670,231,420
Japan	11.1	137,378,465
United Kingdom	10.3	127,141,845
France	6.4	78,604,235
Germany	6.3	77,991,162
Switzerland	5.3	64,963,628
Netherlands	2.4	29,382,011
Spain	1.8	21,976,858
Italy	1.1	13,824,915
Belgium	0.4	5,494,544
Denmark	0.2	2,836,868
Sweden	0.2	2,554,030
Ireland	0.2	2,243,385
Finland	0.1	1,148,983

Total Investments	100.0%	$1,235,772,349

Call Options Written — (0.6)%

Exchange-Traded Options — (0.6)%

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Dow Jones Euro Stoxx 50 Index	1,395	EUR	48,880,242	EUR	3,650	1/5/18	$(3,920)
Dow Jones Euro Stoxx 50 Index	1,410	EUR	49,405,836	EUR	3,600	1/12/18	(55,277)
Dow Jones Euro Stoxx 50 Index	1,410	EUR	49,405,836	EUR	3,600	1/19/18	(105,270)
Dow Jones Euro Stoxx 50 Index	1,420	EUR	49,756,232	EUR	3,575	1/26/18	(269,777)
FTSE 100 Index	555	GBP	42,667,124	GBP	7,525	1/19/18	(1,332,430)
FTSE 100 Index	555	GBP	42,667,124	GBP	7,550	1/19/18	(1,163,510)
NASDAQ 100 Index	100	USD	63,964,220	USD	6,410	1/5/18	(306,500)
NASDAQ 100 Index	100	USD	63,964,220	USD	6,475	1/12/18	(238,500)
NASDAQ 100 Index	100	USD	63,964,220	USD	6,500	1/19/18	(306,500)
NASDAQ 100 Index	100	USD	63,964,220	USD	6,525	1/26/18	(348,500)
Nikkei 225 Index	150	JPY	3,414,741,000	JPY	22,875	1/5/18	(143,847)
Nikkei 225 Index	160	JPY	3,642,390,400	JPY	23,000	1/12/18	(181,201)
Nikkei 225 Index	160	JPY	3,642,390,400	JPY	23,250	1/19/18	(162,263)
Nikkei 225 Index	155	JPY	3,528,565,700	JPY	23,250	1/26/18	(250,882)
S&P 500 Index	120	USD	32,083,320	USD	2,640	1/2/18	(482,400)
S&P 500 Index	120	USD	32,083,320	USD	2,640	1/3/18	(496,800)
S&P 500 Index	120	USD	32,083,320	USD	2,670	1/5/18	(172,800)
S&P 500 Index	120	USD	32,083,320	USD	2,660	1/8/18	(302,400)
S&P 500 Index	120	USD	32,083,320	USD	2,680	1/10/18	(144,000)
S&P 500 Index	120	USD	32,083,320	USD	2,675	1/12/18	(200,400)
S&P 500 Index	120	USD	32,083,320	USD	2,700	1/16/18	(69,000)
S&P 500 Index	120	USD	32,083,320	USD	2,690	1/17/18	(148,200)
S&P 500 Index	125	USD	33,420,125	USD	2,690	1/19/18	(151,875)
S&P 500 Index	120	USD	32,083,320	USD	2,685	1/22/18	(192,600)
S&P 500 Index	120	USD	32,083,320	USD	2,690	1/24/18	(175,200)
S&P 500 Index	120	USD	32,083,320	USD	2,690	1/26/18	(174,000)
SMI Index	540	CHF	50,662,098	CHF	9,400	1/19/18	(326,775)

Total							$(7,904,827)

Abbreviations:

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PFC Shares	–	Preference Shares

Currency Abbreviations:

CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling
JPY	–	Japanese Yen
USD	–	United States Dollar

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Statement of Assets and Liabilities

Assets	December 31, 2017
Unaffiliated investments, at value (identified cost, $473,114,950)	$1,235,772,349
Cash	2,513,683
Foreign currency, at value (identified cost, $2,787,115)	2,810,531
Dividends receivable	1,266,073
Receivable for investments sold	10,161
Receivable for premiums on written options	1,209,956
Receivable from the transfer agent	310,971
Tax reclaims receivable	2,398,904
Total assets	$1,246,292,628

Liabilities
Written options outstanding, at value (premiums received, $8,432,660)	$7,904,827
Payable to affiliates:
Investment adviser fee	1,050,370
Trustees’ fees	16,431
Accrued expenses	405,966
Total liabilities	$9,377,594
Commitments and contingencies (see Note 9)
Net Assets	$1,236,915,034

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 106,711,375 shares issued and outstanding	$1,067,114
Additional paid-in capital	493,238,288
Accumulated distributions in excess of net investment income	(4,330,878)
Accumulated net realized loss	(16,273,669)
Net unrealized appreciation	763,214,179
Net Assets	$1,236,915,034

Net Asset Value
($1,236,915,034 ÷ 106,711,375 common shares issued and outstanding)	$11.59

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Statement of Operations

Investment Income	Year Ended December 31, 2017
Dividends (net of foreign taxes, $1,378,153)	$27,594,193
Total investment income	$27,594,193

Expenses
Investment adviser fee	$12,035,661
Trustees’ fees and expenses	68,264
Custodian fee	402,504
Transfer and dividend disbursing agent fees	18,810
Legal and accounting services	109,918
Printing and postage	421,232
Miscellaneous	121,095
Total expenses	$13,177,484

Net investment income	$14,416,709

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$71,537,361
Written options	(60,569,615)
Foreign currency transactions	201,952
Payment by affiliate	42,424
Net realized gain	$11,212,122
Change in unrealized appreciation (depreciation) —
Investments	$186,694,985
Written options	(613,166)
Foreign currency	255,276
Net change in unrealized appreciation (depreciation)	$186,337,095

Net realized and unrealized gain	$197,549,217

Net increase in net assets from operations	$211,965,926

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$14,416,709	$17,389,048
Net realized gain	11,212,122	15,656,080
Net change in unrealized appreciation (depreciation)	186,337,095	369,449
Net increase in net assets from operations	$211,965,926	$33,414,577
Distributions to shareholders —
From net investment income	$(15,892,612)	$(16,535,796)
Tax return of capital	(101,797,214)	(107,746,742)
Total distributions	$(117,689,826)	$(124,282,538)
Capital share transactions —
Reinvestment of distributions	$3,061,574	$—
Net increase in net assets from capital share transactions	$3,061,574	$—

Net increase (decrease) in net assets	$97,337,674	$(90,867,961)

Net Assets
At beginning of year	$1,139,577,360	$1,230,445,321
At end of year	$1,236,915,034	$1,139,577,360

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(4,330,878)	$(3,293,357)

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Financial Highlights

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.710	$11.560	$12.290	$13.130	$12.370

Income (Loss) From Operations
Net investment income(1)	$0.135	$0.163	$0.183	$0.233	$0.173
Net realized and unrealized gain	1.850	0.155	0.255	0.095	1.754

Total income from operations	$1.985	$0.318	$0.438	$0.328	$1.927

Less Distributions
From net investment income	$(0.149)	$(0.155)	$(0.183)	$(0.242)	$(0.189)
Tax return of capital	(0.956)	(1.013)	(0.985)	(0.926)	(0.979)

Total distributions	$(1.105)	$(1.168)	$(1.168)	$(1.168)	$(1.168)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$—	$—	$0.001

Net asset value — End of year	$11.590	$10.710	$11.560	$12.290	$13.130

Market value — End of year	$11.920	$10.070	$11.230	$11.020	$12.100

Total Investment Return on Net Asset Value(2)	19.28%	3.46%	3.92%	2.97%	17.46%

Total Investment Return on Market Value(2)	30.47%	0.14%	12.59%	0.19%	25.26%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,236,915	$1,139,577	$1,230,445	$1,308,077	$1,397,576
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.09%	1.10%	1.09%	1.10%	1.10%
Net investment income	1.20%	1.50%	1.50%	1.80%	1.37%
Portfolio Turnover	1%	8%	7%	2%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2017, the Fund recorded no income for reclaims of previously withheld dividend taxes and approximately $56,000 of previously recorded income for dividend tax reclaims is unpaid and included in Tax reclaims receivable in the Statement of Assets and Liabilities. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized

18

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Notes to Financial Statements — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016

Distributions declared from:
Ordinary income	$15,892,612	$16,535,796
Tax return of capital	$101,797,214	$107,746,742

During the year ended December 31, 2017, accumulated net realized loss was increased by $438,252, accumulated distributions in excess of net investment income was decreased by $438,382 and paid-in capital was decreased by $130 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

19

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Notes to Financial Statements — continued

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(16,041,059)
Late year ordinary losses	$(139,225)
Net unrealized appreciation	$758,789,916

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, option contracts, distributions from REITs and investments in PFICs.

At December 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $16,041,059 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2017, $16,041,059 are short-term.

Additionally, at December 31, 2017, the Fund had a late year ordinary loss of $139,225, related to certain specified losses realized after October 31, 2017, which it has elected to defer to the following taxable year pursuant to income tax regulations.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$469,131,119

Gross unrealized appreciation	$759,620,765
Gross unrealized depreciation	(859,360)

Net unrealized appreciation	$758,761,405

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2017, the Fund’s investment adviser fee amounted to $12,035,661. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In May 2017, an equity options trader formerly employed by EVM pled guilty to criminal charges of defrauding EVM and certain Eaton Vance-sponsored funds, including the Fund, by diverting Fund trading profits to an undisclosed personal brokerage account. The damages to the Fund as a result of this activity were determined to be $42,424, including interest. During the year ended December 31, 2017, EVM paid this amount to the Fund. The Fund also filed a claim under the Fund’s and EVM’s joint fidelity bond, and the reimbursement made under the fidelity bond was paid to EVM. The amount of the payment is reported on the Fund’s Statement of Operations under the caption “Net realized gain (loss) — Payment by affiliate.” This payment had an impact on the Fund’s total return at net asset value of less than 0.01% for the year ended December 31, 2017.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $8,386,364 and $175,111,270, respectively, for the year ended December 31, 2017.

20

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Notes to Financial Statements — continued

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the year ended December 31, 2017 were 268,640. There were no common shares issued by the Fund for the year ended December 31, 2016.

The Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program that has been in effect since August 6, 2012. Pursuant to the terms of the reauthorization of the program, the Fund may repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended December 31, 2017 and December 31, 2016.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2017 is included in the Portfolio of Investments. At December 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Written options	$—	$(7,904,827)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Written options	$(60,569,615)	$(613,166)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

The average number of written options contracts outstanding during the year ended December 31, 2017, which is indicative of the volume of this derivative type, was 125,638 contracts.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities

21

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Notes to Financial Statements — continued

markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$112,859,422	$74,249,938	$—	$187,109,360
Consumer Staples	42,963,371	75,575,050	—	118,538,421
Energy	21,442,645	30,722,349	—	52,164,994
Financials	69,987,077	101,759,968	—	171,747,045
Health Care	79,580,730	69,119,871	—	148,700,601
Industrials	49,128,623	77,418,855	—	126,547,478
Information Technology	262,946,015	39,646,838	—	302,592,853
Materials	12,328,700	48,065,905	—	60,394,605
Real Estate	8,603,851	6,495,869	—	15,099,720
Telecommunication Services	8,870,881	25,851,930	—	34,722,811
Utilities	8,305,621	9,848,840	—	18,154,461

Total Common Stocks	$677,016,936	$558,755,413 *	$—	$1,235,772,349

Total Investments	$677,016,936	$558,755,413	$—	$1,235,772,349

Liability Description

Call Options Written	$(3,909,675)	$(3,995,152)	$—	$(7,904,827)

Total	$(3,909,675)	$(3,995,152)	$—	$(7,904,827)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. At December 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

9  Legal Proceedings

In November 2010, the Fund was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been

22

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Notes to Financial Statements — continued

replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. The value of the proceeds received by the Fund is approximately $891,000 (equal to 0.07% of net assets at December 31, 2017).

The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

23

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

24

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2018 showed the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2017, the Fund designates approximately $28,497,492, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 71.07% qualifies for the corporate dividends received deduction.

25

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

26

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of December 31, 2017, Fund records indicate that there are 27 registered shareholders and approximately 55,052 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETW.

27

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2018. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2020. Trustee since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2018. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2019. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2020. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

28

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2019. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class II Trustee	Until 2019. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2019. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Class I Trustee	Until 2018. Trustee since 2016.

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years
Edward J. Perkin 1972	President	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

29

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2552    12.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2016 and December 31, 2017 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/16	12/31/17
Audit Fees	$54,450	$56,500
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,824	$11,494
All Other Fees(3)	$0	$0

Total	$67,274	$67,994

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2016 and December 31, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/16	12/31/17
Registrant	$12,824	$11,494
Eaton Vance(1)	$46,000	$148,018

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as the sub-adviser of the Fund. Michael A. Allison and Thomas C. Seto comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since June 2015. Mr. Seto is Head of Investment Management at Parametric’s Seattle Investment Center and has been a portfolio manager of the Fund since April 2005. Messrs. Allison and Seto have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	16	$31,588.1		0	$0
Other Pooled Investment Vehicles	14	$18,730.5	(1)	0	$0
Other Accounts	25	$52.2		0	$0
Thomas C. Seto
Registered Investment Companies	39	$26,998.5	(2)	0	$0
Other Pooled Investment Vehicles	12	$4,191.4		0	$0
Other Accounts	17,174	$92,429.9	(3)	2	$210.2

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(2)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.
(3)	For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Michael A. Allison	$1 - $10,000
Thomas C. Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM and Parametric have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC nonvoting common stock, restricted shares of EVC nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after fiscal year-end.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses available overall are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 22, 2018

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	February 22, 2018